Defiance Daily Target 2X Long MSTR ETF (MSTX)

Defiance Daily Target 2X Long AVGO ETF (AVGX)

Defiance Daily Target 2X Long SMCI ETF (SMCX)

listed on The Nasdaq Stock Market, LLC

Defiance Daily Target 2X Long LLY ETF (LLYX)

Defiance Daily Target 2X Long NVO ETF (NVOX)

listed on NYSE Arca Inc.

February 19, 2025

Supplement to the

Prospectus dated October 30, 2024

 Effective immediately, the following disclosure is added to the “Premium/Discount Information” section of the Prospectus:

When available, information regarding the number of days in the prior six months that a Fund failed to provide the sought after leveraged returns (subject to a de minimis threshold) as well as the highest positive and negative variances during the period can be found on the Funds’ website at www.defianceetfs.com.

Please retain this Supplement for future reference.